                         LIMITED POWER OF ATTORNEY FOR
                        SECTION 16 REPORTING OBLIGATIONS

      Know all by these presents, that the undersigned hereby makes, constitutes
and   appoints   Jason Schaefer,   Ericka   Alford and   Brian   Snyderman, each
acting   individually,  as   the undersigned's   true  and   lawful attorney-in
- fact, with full  power  and authority as  hereinafter described  on behalf  of and in the name, place and stead of the undersigned to:

      (1)   prepare, execute in the undersigned's name and on the  undersigned's
behalf,  and  submit  to  the  U.S.  Securities  and   Exchange  Commission (the
"SEC")  a Form   ID, including  amendments  thereto,  and  any   other documents
necessary   or   appropriate  to  obtain   codes  and   passwords  enabling  the
undersigned  to make  electronic filings  with the  SEC of  reports required  by
Section   16(a) of   the Securities   Exchange Act   of 1934   or any   rule or
regulation   promulgated   thereunder, as   amended   from time   to   time (the
"Exchange Act") and any other regulation of the SEC;

      (2)   prepare, execute,  acknowledge, deliver and  file Forms 3,  4, and 5
(including   any   amendments thereto)   with   respect to   the   securities of
Iconix Band Group, Inc. a  Delaware corporation (the "Company"), with  the  SEC,
any national  securities exchanges   and the  Company, as   considered necessary
or advisable under Section 16(a) of the Exchange Act;

      (3)   seek or  obtain, as   the undersigned's  representative and  on  the
undersigned's     behalf,     information     on     transactions     in     the
Company's   securities    from     any   third    party,     including  brokers,
employee   benefit   plan  administrators and   trustees,  and   the undersigned
hereby authorizes  any   such  person  to   release   any  such   information to
the    undersigned   and   approves    and  ratifies   any   such   release   of
information; and

      (4)   perform  any and  all other  acts which  in the  discretion of  such
attorney-in-fact   are  necessary  or  desirable   for and   on  behalf  of  the
undersigned in connection with the foregoing.

      The undersigned acknowledges that:

      (1)   this Power of Attorney  authorizes, but does not require,  each such attorney-in-fact to  act in  their discretion  on information  provided to  such
attorney-in-fact   without   independent   verification   of   such information;

      (2)   any documents  prepared and/or executed  by either such  attorney-in
-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and  will  contain such  information and disclosure  as  such attorney
-in-fact, in his or her discretion, deems necessary or desirable;

      (3)   neither the Company nor either of such attorneys-in-fact assumes (i)
any   liability  for  the  undersigned's   responsibility to   comply  with  the
requirement of the Exchange Act, (ii)  any liability of the undersigned for  any failure to comply with  such requirements, or (iii) any  obligation or liability of the undersigned  for profit disgorgement under  Section 16(b) of the Exchange
Act; and

      (4)   this  Power  of  Attorney  does  not  relieve  the  undersigned from responsibility  for  compliance  with the  undersigned's  obligations  under the
Exchange  Act,  including without  limitation  the reporting  requirements under
Section 16 of the Exchange Act.

      The undersigned hereby  gives and grants  each of the  foregoing attorneys
-in-fact full power and authority to do and perform all and every act  and thing
whatsoever  requisite, necessary  or appropriate   to be  done in and  about the
foregoing matters   as fully  to all   intents and  purposes as  the undersigned
might or could do  if present, hereby ratifying all  that each such  attorney-in
-fact  of,  for  and  on  behalf  of  the  undersigned,  shall  lawfully  do  or cause to  be done  by virtue  of this  Limited Power  of Attorney.

      This  Power of  Attorney supersedes  and replaces  any previously  granted
Powers   of Attorney   with respect   to filings   with the   SEC pursuant   to
Section 16 of the  Exchange Act.  This Power  of Attorney shall remain  in  full force and effect until revoked by the undersigned in a signed writing  delivered to each such attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned  has caused this Power of  Attorney to be executed as of this 6th day of January, 2015.

                                        -/s/- Peter Cuneo
                                        -----------------
                                        Peter Cuneo